SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1
                                (Amending Item 7)

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - February 13, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
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             (Exact Name of Registrant as specified in its charter)



       Delaware                    333-81506                    52-2029487
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(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160
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Explanatory  Note:  This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by Equity One ABS, Inc., a Delaware corporation (the "Company") on February 18, 2003. This Amendment No. 1 is filed to set forth additional exhibits regarding the filing of computational materials disclosed in the Current Report filed February 18, 2003.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

         99.1  Wachovia Securities Computational Materials.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins
                                           Senior Vice President & CFO


Dated:  February 19, 2003

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Exhibit Index
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Exhibit
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99.1  Wachovia Securities Computational Materials.





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